Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports First Quarter Results;

AquaLogic Represents 24% of License Revenue

BEA Approves $500 Million Increase

To Stock Buyback Plan

SAN JOSE, Calif.—May 16, 2007—BEA Systems, Inc., a world leader in enterprise and communications infrastructure software, today announced certain financial results for the fiscal first quarter ended April 30, 2007. BEA reported first quarter total revenues of $345.8 million, up 7% from last year’s first quarter. BEA reported first quarter license fees of $114.6 million, down 13% from a year ago, and services revenue of $231.2 million, up 21% from a year ago. BEA reported first quarter cash flow from operating activities of $95.1 million, down 7% from a year ago. BEA reported a balance of cash, cash equivalents, short-term investments and restricted cash of $1.3 billion. BEA also reported deferred revenues of $434.7 million, up 19% from a year ago.

BEA is not providing full GAAP or non-GAAP financials for the first quarter due to the previously announced voluntary internal review of BEA’s historical stock option grants, which has been conducted by the Audit Committee of BEA’s Board of Directors with the assistance of independent legal counsel. The outcome of that review will require us to change our accounting treatment of certain stock option grants, which will have a material adverse effect on our results of operations for certain historic periods and may have a material adverse effect on our results of operations for the first quarter and certain subsequent periods.

“In the first quarter, we saw a tough selling environment in the Americas, and we made several changes to the Americas field organization. We aligned the organization correctly for the SOA opportunity; however, the changes impacted us in the short-run beyond our expectations. Geographies outside the US performed well, and our Business Interaction Division had a very strong quarter, especially in the Americas, with both their AquaLogic User Interaction and Business Process Management products,” said Alfred Chuang, BEA’s founder, chairman and chief executive officer. “SOA is an architecture-led sale, and requires a different sales process than development-led projects. There is a platform shift taking place, and BEA is well-poised to lead that shift. We are aligning our field organization with the requirements of the SOA market.”

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BEA Systems Reports First Quarter Results

May 16, 2007

“We are well positioned to continue our leadership position in the SOA market, because of our innovative product offerings. BEA is delivering an SOA fabric that provides customers with the ability to scale applications as needed, to support Web 2.0 technologies, and the ability to consume and correlate real-time events and decision-support systems. We believe we have the strongest and most innovative SOA platform on the market,” Chuang said. “I am very optimistic about BEA’s future, and I am pleased to announce that our Board of Directors has authorized an additional $500 million in our stock buyback program, giving us a total authorization of approximately $620 million.”

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Agire Mortgage, Bank BPH, BHF Bank, BT, Cablevision, Canadian Real Estate Association, Cardinal Health, Carfax, China Eastern Aviation Import and Export, China Mobile, China Unicom, CHS, Circuit City Stores, City of Chicago, Com Hem, ConAgra Foods, Corporate Express, COSMOTE, Deutsche Bank, Edmunds, Emirates Airlines, Fortis Bank, Hilton Hotels, Itaipu Binacional, Lifeline Systems, M. W. Kellogg, Ministerio de Sanidad y Consumo, National Stock Exchange of India, NCS Pearson, Petrobras, Polis Direct, Proquire, Quintiles Transnational, Sainsburys, Seagate Technology, Solectron, Sony Pictures, Tata Consultancy Services, UK Council for the Central Laboratory of the Research Councils, UK North West Development Agency, US Army, US DCGS, US House of Representatives, Verisign, Virgin Atlantic, Visanet, Vodafone, Wachovia, Warner Brothers Entertainment, WebEx Communications, and Wellington Management.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including Amberpoint, Amdocs, Atreus, CA, Cedar Point, Cryptologic, DiagnosisOne, EMC, HP, Iperia, Opsware, Oracle, PanGo Networks, QPass, Reuters, Transware, Verid, Vurv, and Wipro.

About BEA Systems, Inc.

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise and communications infrastructure software. BEA’s SOA 360o platform is the industry’s most unified SOA platform for business transformation and optimization, in order to improve cost structures and grow new revenue streams. Information about how BEA is enabling customers to achieve Business LiquidITyTM can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://ir.bea.com. The Internet broadcast will be available live, and a replay will be available following completion of the

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BEA Systems Reports First Quarter Results

May 16, 2007

live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through May 23, 2007, by dialing (706) 645-9291, access code 5374138.

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Copyright 1995-2007, BEA Systems, Inc. All rights reserved. BEA, BEA AquaLogic, BEA eLink, BEA WebLogic, BEA WebLogic Portal, BEA WebLogic Server, Connectera, Compoze Software, Jolt, JoltBeans, JRockit, SteelThread, Think Liquid, Top End, Tuxedo, and WebLogic are registered trademarks of BEA Systems, Inc. BEA Blended Application Development, BEA Blended Development Model, BEA Blended Strategy, BEA Builder, BEA Guardian, BEA Manager, BEA MessageQ, BEA microService Architecture, BEA SOA 360°, BEA Workshop, BEA WorkSpace 360°, Signature Editor, Signature Engine, Signature Patterns, Support Patterns, Arch2Arch, Arch2Arch Advisor, Dev2Dev, Dev2Dev Dispatch, Exec2Exec, Exec2Exec Voice, IT2IT, IT2IT Insight, Business LiquidITy, and Liquid Thinker are trademarks of BEA Systems, Inc. BEA Mission Critical Support, BEA Mission Critical Support Continuum, BEA SOA Self Assessment, and Fluid Framework are service marks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties. All other trademarks are the property of their respective companies.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome of the stock option review and the resulting impact on our accounting treatment of certain stock option grants and our results of operations for various periods; BEA’s positioning in the marketplace; and BEA’s future. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, that the internal review of historical stock option grants may continue to prevent us from filing our periodic reports with the Securities and Exchange Commission (“SEC”) and/or result in our being de-listed by Nasdaq; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP, telecommunications and RFID software, and overseas markets such as China; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarters; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; significant leverage and debt service requirements; and other risks indicated in our filings with the SEC. For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

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BEA Systems Reports First Quarter Results

May 16, 2007

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

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BEA Systems Reports First Quarter Results

May 16, 2007

BEA SYSTEMS, INC.

Schedule of Consolidated Revenues

(In thousands)

(unaudited)

	Three Months Ended April 30,
	2008	2007
Revenues:
License Fees	$114,647	$132,404
Services	231,198	190,832

Total revenues	$345,845	$323,236

BEA SYSTEMS, INC.

Schedule of Other Income and Expense

(In thousands)

(unaudited)

	Three Months Ended April 30,
	2008	2007
Interest and other, net	$13,448	$3,835
Net gains on minority interest in equity investments	910	10,972
Net gains on retirement of convertible subordinated notes	—	818

Total Interest and other, net	$14,358	$15,625

BEA SYSTEMS, INC.

Schedule of Cash and Cash Equivalents, Restricted Cash and Investments

(In thousands)

(unaudited)

	April 30, 2008	April 30, 2007
Cash and cash equivalents	$942,917	$971,965
Short-term investments	342,350	297,325
Short-term restricted cash	1,413	1,666

Total cash	$1,286,680	$1,270,956

BEA SYSTEMS, INC.

Schedule of Deferred Revenues

(In thousands)

(unaudited)

	April 30, 2008	April 30, 2007
Deferred revenues	$434,722	$365,003

BEA SYSTEMS, INC.

Schedule of Days Sales Outstanding

(unaudited)

	April 30, 2008	April 30, 2007
Days sales outstanding	79	68